UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2015

CYTOMX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37587	27-3521219
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

343 Oyster Point Blvd.

Suite 100

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 10, 2015, CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Lease (the “Lease”) with HCP Oyster Point III LLC (the “Landlord”) to lease approximately 76,173 rentable square feet of office and laboratory space (the “Premises”) on the third and fourth floors in the building currently under construction at 151 Oyster Point Boulevard, South San Francisco, California 94080 (the “Building”).

The term of the lease will commence on the later of (i) the date that the landlord’s construction and tenant improvements have been completed pursuant to the Lease and (ii) October 1, 2016. The lease has an initial term of ten years from the commencement date, and the Company has an option to extend the initial term for an additional five years at the then fair rental value as determined pursuant to the Lease. Subject to the terms and conditions in the Lease, the Company has a right of first offer during the initial term to lease any space on the second floor of the Building before the Landlord enters into any lease with respect to such space with a third party.

The total base rent for the first twelve months under the Lease will be $3,069,000. The monthly base rent for the second twelve months will be $4.75 per rental square foot and will escalate by 3.0% annually beginning from the 25th month of the Lease. The Company will also be responsible for a pro rata share of the operating expenses and tax expenses allocated to the Building, including a pro rata portion of the operating expenses and tax expenses attributable to the whole office/laboratory project, of which the Building is a part. The Landlord will provide the Company a tenant improvement allowance of up to a maximum amount of $10,283,355.00, and the Company has the right to use up to $2,285,190 as an additional tenant improvement allowance that must be paid back as described in the Lease. The Company has delivered to the Landlord, concurrently with the execution of the Lease, a security deposit of $916,689.94.

The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Lease dated as of December 10, 2015, by and between CytomX Therapeutics, Inc. and HCP Oyster Point III LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2015	CYTOMX THERAPEUTICS, INC.

	By:	/s/ Cynthia J. Ladd
Cynthia J. Ladd
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease dated as of December 10, 2015, by and between CytomX Therapeutics, Inc. and HCP Oyster Point III LLC.